UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on June 29, 2020.

                   Meeting Information
Meeting Type: Annual Meeting
For holders as of: May 4, 2020
Date: June 29, 2020 Time: 10:00 a.m., Central Time
Location: Meeting live via the Internet— please visit www.virtualshareholdermeeting.com/DELL2020.
The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DELL2020 and be sure to have the information that is printed in the box marked by the arrow  (located on the following page).

DELL TECHNOLOGIES INC.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy or attending the meeting and voting.

A complete list of stockholders entitled to vote at the annual meeting is available to any stockholder for examination online during the annual meeting. To access it during the meeting, visit www.virtualshareholdermeeting.com/DELL2020 and enter the control number printed in the box marked by the arrow  (located on the following page).

See the reverse side of this notice to obtain proxy materials and instructions for submitting your proxy or attending the meeting and voting.

— Before You Submit Your Proxy Or Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You can also request a paper or e-mail copy of the proxy statement, annual report, and form of proxy relating to all of Dell Technologies Inc.’s future stockholder meetings. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2020 to facilitate timely delivery.

— How To Submit Your Proxy Or Vote — Please Choose One of the Following Methods
Submit Your Proxy By Internet: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions. You may use the Internet to submit your proxy up until 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on Sunday, June 28, 2020. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need the information that is printed in the box marked by the arrow  (located on the following page)).

Attend the Meeting and Vote by Internet: You can attend the meeting on Monday, June 29, 2020 at 10:00 a.m. Central Time via the Internet and vote at the meeting using the 16-digit control number provided.

Go to www.virtualshareholdermeeting.com/DELL2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Submit Your Proxy By Phone: You can submit your proxy by telephone by requesting a paper copy of the proxy materials, which will include a proxy card containing a toll-free telephone number and instructions for submitting your proxy by telephone.

Submit Your Proxy By Mail: You can submit your proxy by mail by requesting a paper copy of the proxy materials, which will include a proxy card and instructions for submitting your proxy by mail.

Voting Items

The Board of Directors recommends that you vote FOR each of the Group I nominees and the Group IV nominee listed under Proposal 1:

1.	Election of Group I Directors

Nominees:

	01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
Election of Group IV Director

Nominee:

07) Ellen J. Kullman

The Board of Directors recommends that you vote FOR Proposals 2 and 3:

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 29, 2021

3.	Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.